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                                                                EXHIBIT 23(i)(3)

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the use in this Registration Statement on Form SB-2/A of our report dated February 20, 2001, relating to the consolidated financial statements of Infotopia, Inc., and to the reference to our Firm under the caption 'Experts' in the Prospectus.


                                        MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                        Certified Public Accountants


New York, New York
September 7, 2001